UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 2, 2020

CAROLINA FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-10897 (Commission File Number)	57-1039673 (IRS Employer Identification No.)

288 Meeting Street, Charleston, South Carolina (Address of principal executive offices)	29401 (Zip Code)

(843) 723-7700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CARO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Carolina Financial Corporation (“Carolina Financial”) held a special meeting of its stockholders on Thursday, April 2, 2020, in Charleston, South Carolina related to Carolina Financial’s proposed merger with United Bankshares, Inc. (“United”). On the record date, Carolina Financial had 24,828,593 shares of common stock outstanding and entitled to vote at the special meeting. At the special meeting, Carolina Financial stockholders voted on three proposals, as described in the prospectus and joint proxy statement of Carolina Financial and United dated February 11, 2020, and cast their votes as described below:

Proposal 1- Adoption of the Merger Agreement

Carolina Financial’s stockholders adopted the Agreement and Plan of Merger, dated November 17, 2019, by and between Carolina Financial and United (the “merger agreement”), under which Carolina Financial will merge with and into United, with United continuing as the surviving entity. The following is a tabulation of the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,132,980	140,423	49,328	---

Proposal 2 - Compensation Proposal

Carolina Financial’s stockholders approved, on a non-binding, advisory basis, the compensation that may be paid or become payable to Carolina Financial’s named executive officers that is based on or otherwise relates to the merger. The following is a tabulation of the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,295,595	1,852,035	175,100	---

Proposal 3 – Adjournment, Postponement, Continuation Proposal

Carolina Financial’s stockholders approved a proposal to adjourn, postpone, or continue the Carolina Financial special meeting, if necessary or appropriate, to permit further solicitation of proxies in favor of Proposal 1, the Carolina Financial merger proposal. Although Proposal 3 was approved, the adjournment, postponement or continuation of the special meeting was not necessary because Carolina Financial’s stockholders approved Proposal 1. The following is a tabulation of the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,001,649	1,237,160	83,923	---

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAROLINA FINANCIAL CORPORATION,
Registrant

Date: April 3, 2020	By:	/s/ William A. Gehman, III
William A. Gehman, III
Executive Vice President and Chief Financial
Officer